                         SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

   Filed by the Registrant /X/

   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   / /  Preliminary Proxy Statement        / / Confidential, for Use of the
                                               Commission Only (as permitted by
   /X/  Definitive Proxy Statement             Rule 14a-6(e)(2))

   / /  Definitive Additional Materials

   / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                      K-V PHARMACEUTICAL COMPANY
       ----------------------------------------------------
        (Name of Registrant as Specified In Its Charter)



       ----------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2)
        or Item 22(a)(2) of Schedule 14A.

   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

   1)  Title of each class of securities to which transaction applies:

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   2)  Aggregate number of securities to which transaction applies:

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   3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)

   ---------------------------------------------------------------------

   4)  Proposed maximum aggregate value of transaction:

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   5)  Total fee paid:

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    / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

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   2)  Form, Schedule or Registration Statement No.:

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   3)  Filing Party:

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   4)  Date Filed:

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


                       K-V PHARMACEUTICAL COMPANY

                         2503 SOUTH HANLEY ROAD
                        ST. LOUIS, MISSOURI 63144

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD AUGUST 11, 1995

                                                    St. Louis, Missouri
                                                    July 14, 1995

    The Annual Meeting of Shareholders of K-V Pharmaceutical Company will be held on Friday, August 11, 1995, at 9:00 A.M., Central Daylight Savings Time, at The St. Louis Club (Founders Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, for the following purposes:

    1. To elect one Class C director, to hold office for three years;
       and

    2. To transact such other business as may properly come before the meeting.

    Shareholders of record at the close of business on June 13, 1995 will be entitled to vote at said meeting or at any adjournment or adjournments thereof. Lists of all holders of Class A Common Stock and all holders of Class B Common Stock entitled to vote at the annual meeting will be open to the examination of any shareholder, for any purpose germane to the annual meeting, for ten days prior to the date thereof, at the office of the Company at 2503 South Hanley Road, St. Louis, Missouri 63144.

    A copy of the 1995 Annual Report to Shareholders is enclosed.

                           By Order of the Board of Directors

                           ALAN G. JOHNSON, Secretary

    WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                       K-V PHARMACEUTICAL COMPANY

                         2503 SOUTH HANLEY ROAD
                        ST. LOUIS, MISSOURI 63144

                             PROXY STATEMENT

                         SOLICITATION OF PROXIES

    The enclosed proxy is solicited by the Board of Directors of K-V Pharmaceutical Company (the "Company"). Whether or not you expect to attend the meeting in person, please specify your choice by marking and returning your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wish. If no election is made in the proxy the Company receives from you, your proxy will be voted for the nominee named in this proxy statement. This proxy statement and form of proxy were first mailed to shareholders on or about July 14, 1995.

                           REVOCATION OF PROXY

    If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing, provided that your notice of revocation is actually received by the Secretary prior to the voting of the proxy.

                               RECORD DATE

    Shareholders of record at the close of business on June 13, 1995 will be entitled to vote at the meeting.

                   ACTION TO BE TAKEN UNDER THE PROXY

    Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, Victor M. Hermelin and Marc S. Hermelin, or the one of them who acts, will vote:

    1. FOR the election of Garnet E. Peck, Ph.D., as a Class C director of the Company, to hold office for three years and until his successor has been duly elected and qualified; and

    2. In their discretion on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

    Dr. Garnet E. Peck is presently a director. He was appointed by the Board of Directors in December 1994 to fill the vacancy created by the death of director Fred P. Sheridan. Should the nominee become unavailable or decline to serve for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his place as may be designated by the Board of Directors. The Board of Directors is not aware of any circumstances likely to cause Dr. Peck to be unavailable for election or to decline to serve.

         SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

    On June 13, 1995 there were 6,739,151 shares of Class A Common Stock ("Class A Stock") outstanding and 4,694,964 shares of Class B Common Stock ("Class B Stock") outstanding, which constitute all of the outstanding voting shares of the Company. Each share of Class A Stock is entitled to one-twentieth of one vote (or 336,957 votes if all outstanding shares of Class A Stock are voted) and each share of Class B Stock is entitled to one vote on all matters to come before the Annual Meeting.

    Under applicable state law and provisions of the Company's Certificate of Incorporation and By-laws, (i) the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of Class A Stock and Class B Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors, and (ii) the vote required for other matters that may come before the meeting is the affirmative vote of the majority of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote. In all voting, votes representing Class A Stock and Class B Stock will vote as a single class.

    Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Brokers who are members of the New York Stock Exchange and American Stock Exchange are permitted to vote proxies of any client in their own discretion as to the election of directors if the client has not furnished voting instructions within ten days of the meeting. Certain proposals other than the election of directors are "non-discretionary," and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes."

    Based on the above: (a) abstentions from voting and broker non-votes on the issue of the election of a director will operate as neither a vote for nor a vote against the nominee; and (b) abstentions from voting and broker non-votes on any other proposal that may come before the meeting could have either no effect on the outcome of the vote or could operate as a vote against the proposal, depending on the nature of the proposal and vote required for its passage.

    Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

    The following table lists all shares of Class A Stock and Class B
  Stock owned at June 13, 1995 by each person known to the Company to own beneficially 5% or more of its shares of either Class A Stock or Class B Stock, by each of the Company's directors who is a shareholder and by all directors and executive officers as a group.
  Except as indicated by the footnotes following the table, each person listed has sole voting and investment power over the shares listed opposite their names:


                                                      AMOUNT OF                                AMOUNT OF
                                                     BENEFICIAL                                BENEFICIAL
                                                     OWNERSHIP-                                OWNERSHIP-
                                                       CLASS A            PERCENT OF            CLASS B             PERCENT OF
                NAME AND ADDRESS                      STOCK<Fa>            CLASS<Fb>            STOCK<Fa>            CLASS<Fb>
                ----------------                     ----------           ----------           ----------           ----------

   Lawrence Brody,                               1,918,312 shares<Fc>        28.5%        1,918,312 shares<Fc>        40.9%
   Minnette Hermelin and
   Marc S. Hermelin Trustees
    One Metropolitan Square
    St. Louis, Missouri 63101

   Oppenheimer Management                          377,000<Fd>                5.6%          265,000 shares<Fd>         5.6%
   Corporation
    Two Broadway
    New York, New York 10004

   McCullough, Andrews                             434,000<Fe>                6.4%               -                     <F*>
   & Cappiello, Inc.
    101 California Street
    Suite 4250
    San Francisco, California 94111

   Minnette Hermelin                                 8,812 shares<Ff>         <F*>            8,812 shares<Ff>         <F*>
    2503 S. Hanley Road
    St. Louis, Missouri 63144

   Marc S. Hermelin                                 70,499 shares<Fg>         1.0%           72,808 shares<Fg>         1.5%
    2503 S. Hanley Road
    St. Louis, Missouri 63144

   Alan G. Johnson                                 144,500 shares<Fh>         2.1%          144,500 shares<Fh>         3.1%
    101 S. Hanley Road
    St. Louis, Missouri 63105

   Victor M. Hermelin                               16,600 shares             <F*>           24,600 shares             <F*>
    2503 S. Hanley Road
    St. Louis, Missouri 63144

   Garnet E. Peck, Ph.D.                                -                     <F*>            1,000 shares             <F*>
    1336 Robert E. Heine
    Pharmacy Building
    West Lafayette, Indiana 47907

                                    4

                                                      AMOUNT OF                                AMOUNT OF
                                                     BENEFICIAL                                BENEFICIAL
                                                     OWNERSHIP-                                OWNERSHIP-
                                                       CLASS A            PERCENT OF            CLASS B             PERCENT OF
                NAME AND ADDRESS                      STOCK<Fa>            CLASS<Fb>            STOCK<Fa>            CLASS<Fb>
                ----------------                     ----------           ----------           ----------           ----------

   Raymond F. Chiostri                               7,381 shares             <F*>            7,381 shares             <F*>
    2503 S. Hanley Road
    St. Louis, Missouri 63144

   Mitchell I. Kirschner                            15,314 shares<Fi>         <F*>           15,314 shares<Fi>         <F*>
    2503 S. Hanley Road
    St. Louis, Missouri 63144

   Gerald R. Mitchell                               16,224 shares             <F*>           16,250 shares             <F*>
    2503 S. Hanley Road
    St. Louis, Missouri 63144

   All current directors and                     2,168,829 shares<Fj>        31.8%        2,180,160 shares<Fj>        45.7%
   executive officers as a group
   (7 individuals)

  -----
<F*> Less than one percent

<Fa> Includes the following shares which were not owned by the persons listed but which could be purchased from the Company under options exercisable currently or within 60 days after the date of this Proxy Statement:

                                                                                 SHARES OF                          SHARES OF
                                                                                  CLASS A                            CLASS B
                                                                                   STOCK                              STOCK
                                                                                 ---------                          ---------
         Marc S. Hermelin...........................................              33,750                              33,750
         Victor M. Hermelin.........................................               9,000                               9,000
         Alan G. Johnson............................................               3,000                               3,000
         Garnet E. Peck, Ph.D.......................................                  -                                1,000
         Raymond F. Chiostri........................................               7,300                               7,300
         Mitchell I. Kirschner......................................              15,000                              15,000
         Gerald R. Mitchell.........................................               1,800                               1,800

<Fb> In determining the percentages of shares deemed beneficially owned by each director and officer and by all directors and officers as a group, the exercise of all options held by each person which are currently exercisable or will become exercisable within 60 days of the date of this Proxy Statement is assumed. For such purposes, 6,810,300 shares of Class A Stock and 4,767,114 shares of Class B Stock are deemed to be outstanding.

<Fc> These shares are held in four irrevocable trusts created by another party, the beneficiaries of which are Arnold L. Hermelin (as to 617,000 shares of each of Class A and Class B Stock), Anne
     S. Kirschner (as to 615,500 shares each of Class A and Class B Stock), Marc S. Hermelin (as to 382,812 shares each of Class A and Class B Stock), and Minnette Hermelin, the mother of the other three beneficiaries (as to 303,000 shares each of Class A and Class B Stock).

                                    5

<Fd> According to the latest report on Schedule 13G received by the
     Company, Oppenheimer Management Corporation is an investment adviser to registered investment companies that beneficially own such shares.

<Fe> According to the latest report on Schedule 13G received by the
     Company, McCullough, Andrews & Cappiello, Inc. is an investment adviser.

<Ff> Does not include 1,918,312 shares each of Class A and Class B
     Stock referred to in footnote (c), over which Minnette Hermelin shares voting and investment power as one of three trustees.

<Fg> Does not include 117,500 shares each of Class A and Class B Stock held by Alan G. Johnson as trustee of an irrevocable trust created by another party for the benefit of Marc S. Hermelin, who has no voting or investment power over such shares. Also does not include 1,918,312 shares each of Class A and Class B Stock created by another party referred to in footnote (c), over which Marc S. Hermelin is one of three trustees who shares voting and investment power.

<Fh> Includes 117,500 shares each of Class A and Class B Stock held as trustee of an irrevocable trust created by another party for the benefit of Marc S. Hermelin.

<Fi> Does not include 615,500 shares each of Class A and Class B Stock referred to in footnote (c), which are held by an irrevocable trust in favor of Anne S. Kirschner, wife of Mitchell I.
     Kirschner. Neither Mitchell I. Kirschner nor Anne S. Kirschner holds any voting or investment power over such shares.

<Fj> All of such shares are owned, or represented by shares
     purchasable as set forth in footnote (a), solely by such persons.

    Although 6,739,151 shares of the Class A Stock were outstanding as of June 13, 1995, holders of the 241,000 outstanding shares of the Company's 7% Cumulative Convertible Preferred Stock (the "Preferred Stock") have the current right to convert such shares into 301,250 shares of Class A Stock, each of which will entitle the holder thereof to one-twentieth (1/20) vote with respect to all matters to be voted upon by shareholders. If all such shares of Class A Stock were issued, the aggregate voting power thereof would be equivalent to voting power of 15,062 shares of Class B Stock into Class A Stock. In addition, all holders of Class B Stock have the right, at any time, to convert their Class B Stock into Class A stock on a share-for-share basis. If all shares of Preferred Stock and all shares of Class B Stock were converted into Class A Stock, 11,735,365 shares of Class A Stock would be outstanding and each person included in the previous table would hold the number of shares of Class A Stock equal to the number of shares of Class B Stock listed in such table plus the number of shares of Class A Stock listed in such table.

                   INFORMATION CONCERNING NOMINEE AND
                     DIRECTORS CONTINUING IN OFFICE

    The following table lists, for the nominee for director for a term expiring at the annual meeting in 1998, and for present directors continuing in office, each such person's principal occupation for at least the past five years, each person's present position with the Company, the year in which each was first elected as a director, each person's age and each person's directorships with other companies whose securities are registered with the Securities and Exchange
  Commission:


                                             SERVICE                                     PRINCIPAL
                                              AS A                                  OCCUPATION; POSITION
                                            DIRECTOR                                 WITH COMPANY; AGE;
                    NAME                      SINCE                                 OTHER DIRECTORSHIPS
                    ----                    --------                                --------------------
  CLASS C NOMINEE-
   (for term expiring in 1998)
  Garnet E. Peck, Ph.D..................      1994         Director; Professor of Industrial Pharmacy and Director of the
                                                            Industrial Pharmacy Laboratory of Purdue University since 1975;
                                                            member of the faculty of Purdue University since 1967; Age 65.
  CLASS B DIRECTORS-
   (terms expire in 1997)
  Victor M. Hermelin<Fa>................      1946         Chairman of the Board of the Company since 1972; Treasurer of the
                                                            Company since 1971; Director and Vice President of Particle Dynamics,
                                                            Inc. since 1974; Age 81.

  Alan G. Johnson<Fb>...................      1976         Director and Secretary of the Company; Attorney at Law and member for more than the past five years in the law firm of Gallop, Johnson &
                                                            Neuman, L.C. and its predecessor, St. Louis, Missouri; Director of
                                                            Particle Dynamics, Inc. since 1977; Director of ETHEX Corporation since 1990; Director of MRL, Inc.; Director of Siboney Corporation;
                                                            Director of NationsMart Corporation; Director of Triax Communications
                                                            Corporation; Age 60.
  CLASS A DIRECTOR-
   (term expires in 1996)
  Marc S. Hermelin<Fa>..................      1973         Vice Chairman of the Board of the Company since 1974; Chief Executive
                                                            Officer from 1975 to February 1994 and Interim Chief Executive
                                                            Officer since December 1994; Director and Vice President of Particle
                                                            Dynamics, Inc. since 1974; Age 53.

                                    7


  -----
<Fa> Victor M. Hermelin is the father of Marc S. Hermelin and the father-in-law of Mitchell I. Kirschner, Vice President-New Business Development.
<Fb> Alan G. Johnson is a member of the law firm serving as corporate counsel to the Company. See "TRANSACTIONS WITH ISSUER" for further information.

                INFORMATION CONCERNING BOARD OF DIRECTORS

    During fiscal 1995, the Board of Directors held five formal meetings and took action by unanimous written consent on various occasions.

    The Company has a standing Stock Option Committee of the Board of Directors consisting of Directors Alan G. Johnson and Garnet E. Peck, Ph.D. The duties of the Stock Option Committee are to determine the individuals to whom options are to be granted and the terms and provisions of such options under all stock option plans of the Company. The Company's Director of Human Resources is an advisor to this Committee. This Committee took action by unanimous written consent on various occasions during fiscal 1994 but had no formal meetings.

    In April 1995, the Company established a standing Audit Committee of the Board of Directors consisting of Directors Alan G. Johnson and Garnet E. Peck, Ph.D. The duties of the Audit Committee include assisting the Board of Directors in fulfilling its responsibility for the Company's accounting and financial reporting practices and facilitating communications between the Board of Directors and the Company's independent public accountants.

    The full Board of Directors acts as a compensation committee, acting upon the recommendation of a committee consisting of the Vice Chairman, Vice President-Finance, Director of Human Resources and Corporate Controller.

    Director Garnet E. Peck, Ph.D. receives $1,000 per day for attending each meeting of the Board of Directors, plus reimbursement of related expenses. No other director received any remuneration in fiscal 1995 for service as a director.

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file periodic reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of all such forms furnished to the Company or written representations that no Form 5 reports were required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 1995.

                         EXECUTIVE COMPENSATION

    The following table reflects compensation paid or payable by the Company and its subsidiaries for fiscal years ended March 31, 1993, 1994 and 1995 to the Company's Chief Executive Officer and the four other most highly compensated executive officers whose salaries and bonuses combined that were earned in fiscal 1995 exceeded $100,000.

                                                     SUMMARY COMPENSATION TABLE

                                                                                                   LONG-TERM
                                                                                                    COMPEN-
                                                           ANNUAL COMPENSATION                      SATION
                                             ----------------------------------------------       ----------
                                                                                                    AWARDS
                                                                                                  ----------
                                                                                    OTHER         SECURITIES
                                                                                   ANNUAL         UNDERLYING        ALL OTHER
                                                                                  COMPENSA-        OPTIONS/         COMPENSA-
    NAME AND PRINCIPAL POSITION     YEAR     SALARY ($)<F1>     BONUS ($)         TION ($)         SARS (#)        TION ($)<F2>
    ---------------------------     ----     --------------     ---------         ---------       ----------       ------------
   Marc S. Hermelin                 1995        474,049              -                -                 -               -
   Vice Chairman of the             1994        550,964              -                -                 -             2,347
   Board (Chief Executive           1993        476,334           58,900              -                 -             3,988
   Officer until February
   1994 and Interim Chief
   Executive Officer since
   December 1994)

   Raymond F. Chiostri              1995        208,296               -               -                 -             1,054
   President,                       1994        222,277               -               -                 -             2,223
   Pharmaceutical Division          1993        209,808               -               -                 -             3,047

   Mitchell I. Kirschner            1995        182,535            9,450              -                 -               -
   Vice President, New              1994        195,096           12,450              -                 -               -
   Business Development             1993        149,807           24,495              -                 -             1,245

   Victor M. Hermelin               1995        166,345               -               -                 -               -
   Chairman of the Board            1994        164,352               -               -                 -               -
   and Treasurer                    1993        159,832               -               -                 -               -

   Gerald R. Mitchell               1995        126,560               -               -                 -               950
   Vice President, Finance          1994        132,669               -               -                 -             1,327
                                    1993        126,461               -               -                 -             2,255

   Ted G. Wood                      1995        224,331               -               -                 -               -
   (Former President and            1994         34,615               -               -             75,000              -
   Chief Executive Officer)

  -----
<F1> Executive management agreed, for any month commencing July 1994 that the Company operated at a loss, to a voluntary 10% deferral in salary until the Company returned to profitability. See the Report of the Board of Directors on Executive Compensation.

<F2> Consists of Company contributions to the Company's profit sharing plan and 401(k) plan.

                     INFORMATION AS TO STOCK OPTIONS

    No options to acquire either Class A Stock or Class B Stock were issued to any of the persons named in the Summary Compensation Table during fiscal 1995.

    The following table lists the value as of the end of fiscal 1995 of options held by the persons listed in the Summary Compensation Table to acquire shares of Class A Stock.

                                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                              FY-END OPTION/SAR VALUES (CLASS A STOCK)


                                                                                                                 VALUE OF
                                                                                        NUMBER OF              UNEXERCISED
                                                                                       UNEXERCISED             IN-THE-MONEY
                                                                                     OPTIONS/SARS AT         OPTIONS/SARS AT
                                                                                     FISCAL YEAR-END         FISCAL YEAR-END
                                                                                           (#)                     ($)
                                                                                     ---------------         ---------------
                                                SHARES
                                             ACQUIRED ON            VALUE              EXERCISABLE/            EXERCISABLE/
                    NAME                     EXERCISE (#)        REALIZED ($)         UNEXERCISABLE           UNEXERCISABLE
                    ----                     ------------        ------------         -------------           -------------
                     (A)                         (B)                 (C)                   (D)                     (E)

   Marc S. Hermelin......................         -                   -                26,500/1,000           175,563/6,625
   Raymond F. Chiostri...................         -                   -                 7,300/8,700            48,363/57,638
   Mitchell I. Kirschner.................         -                   -                15,000/0                99,375/0
   Victor M. Hermelin....................         -                   -                 9,000/1,000            59,625/6,625
   Gerald R. Mitchell....................         -                   -                 1,800/2,625            11,925/17,391
   Ted G. Wood...........................         -                   -                     -/-                     -/-


    The following table lists all options to acquire Class B Stock that were exercised during fiscal 1994 and the value as of the end of fiscal 1995 of options held by the persons listed in the Summary Compensation Table to acquire shares of Class B Stock.

                                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                              FY-END OPTION/SAR VALUES (CLASS B STOCK)
                                                                                                                 VALUE OF
                                                                                        NUMBER OF              UNEXERCISED
                                                                                       UNEXERCISED             IN-THE-MONEY
                                                                                     OPTIONS/SARS AT         OPTIONS/SARS AT
                                                                                     FISCAL YEAR-END         FISCAL YEAR-END
                                                                                           (#)                     ($)
                                                                                     ---------------         ---------------
                                                SHARES
                                             ACQUIRED ON            VALUE              EXERCISABLE/            EXERCISABLE/
                    NAME                     EXERCISE (#)        REALIZED ($)         UNEXERCISABLE           UNEXERCISABLE
                    ----                    -------------        ------------         -------------           -------------
                     (A)                         (B)                 (C)                   (D)                     (E)

   Marc S. Hermelin......................         -                   -               26,500/1,000            175,563/6,625
   Raymond F. Chiostri...................         -                   -                7,300/8,700             48,363/57,638
   Mitchell I. Kirschner.................         -                   -               15,000/0                 99,375/0
   Victor M. Hermelin....................         -                   -               17,000/13,000           112,625/86,125
   Gerald R. Mitchell....................         -                   -                1,800/2,625             11,925/17,391
   Ted G. Wood...........................         -                   -                    -/-                      -/-


         REPORT OF BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

  OVERVIEW

    The Company's executive compensation policy is to provide compensation and benefit programs to enable it to attract and retain talented key employees, and to encourage the enhancement of shareholder value by providing incentives for corporate performance and individual performance, in terms of current achievements as well as significant initiatives with long-term implications.

    Decisions on compensation of the Company's executive officers are made by the Board of Directors, with any member who is an executive officer abstaining from the discussion and vote relating to his own compensation. The full Board serves as a compensation committee, acting upon recommendations of a committee consisting of the Vice Chairman, Vice President-Finance, Director of Human Resources and Corporate Controller.

    The Company's executive compensation program is based upon experience, tenure and a pay-for-performance philosophy. The key components of executive officer compensation are (1) salary, which is based on the individual's overall experience, Company tenure, level of responsibility, and the general and industry-specific business environment; (2) cash bonus awards, which are based on individual performance and the performance of the Company, measured in terms of the attainment of both defined and general objectives, and (3) stock option grants, intended to align management's interest in the Company's long-term success with the interests of the Company's stockholders. The size of individual awards is dependent upon the executive officer's salary, number of vested options, and both past and expected future contributions to the Company. The Board applies the above-described criteria to each executive officer subjectively based upon the Board's perception of each executive officer's performance and value to the Company.

  EXECUTIVE BENEFITS

    In order to provide a competitively attractive package to secure and retain executive officers, the Company supplements standard benefits packages offered to all employees with appropriate executive benefits, sometimes including car allowances, additional insurance coverage and appropriate expense reimbursements.

  CHIEF EXECUTIVE OFFICER

    Under an agreement commencing in 1993 and expiring in March 1997, Marc S. Hermelin, Vice Chairman and Chief Executive Officer until February 1994 and Interim Chief Executive Officer since December 1994, received base compensation of $470,797, increasing annually by the greater of the consumer price index (CPI) increase or 8%, and an incentive bonus, based on a formula related to the Company exceeding certain net income levels, of from 5% to 7 1/2% of net income. No incentive bonus was paid to Mr. Hermelin for fiscal 1995. The agreement provides life insurance with an annual premium of $24,000. Mr Hermelin is insured under an additional policy for which the premium is loaned by the Company, to be repaid out of policy proceeds.

    For fiscal 1995, Mr. Hermelin voluntarily agreed to a 10% deferral of salary for any month that the Company operated at a loss and until the Company returned to profitability, commencing July 1994 through the end of fiscal 1995, which deferral was increased to 25% for the last three months of the year. For fiscal 1996, Mr. Hermelin has voluntarily agreed to (a) defer the base salary increase due him until the Company has two profitable quarters, and (b) cap the amount of any incentive compensation payable to him at up to 20% of his base salary. In consideration for the above, Mr. Hermelin was provided an incentive stock option to purchase 50,000 shares of Class A Common Stock and 50,000 shares of Class B Common Stock of the Company, exercisable in installments over the five year period commencing June 1, 1995, at 110% of the market price thereof on the date of grant.

    In the event of voluntary termination of full-time employment prior to age 55, Mr. Hermelin's agreement provides for a consulting arrangement, whereby he would provide a minimum number of hours of consulting services to the Company in return for 50% of his previous base salary and additional payments for services in excess of the minimum. Upon retirement after age 55, the agreement provides for consulting payments of 30% of base salary and retirement benefits of 15% to 30% of base salary. In each case such payments are adjusted annually by the greater of CPI or 8%. In the event of his termination, other than by death or disability, the agreement provides for payment of an amount equal to his then base salary and 36 monthly payments equal to 75% of his last monthly base salary. In the event of a change of control, Mr. Hermelin could receive the above payment or elect a lump sum cash payment of 2 1/2 times his base salary, acceleration of stock options, and employee benefits for 30 months. The Company has secured its obligations to Mr. Hermelin as required by the agreement.

    Mr. Wood served as President and Chief Executive Officer from February 1994 until his retirement in December 1994. An employment agreement provided for employment at a base salary of $300,000 per year plus an annual bonus in a guaranteed minimum amount of $90,000, plus reimbursement for relocation to St. Louis and a loan in the amount of $30,000, which was repaid to the Company at the time of his retirement.

  OTHER EXECUTIVE OFFICERS

    Consistent with the Board's executive compensation program: (a) Mitchell I. Kirschner receives a base salary and an incentive bonus based upon performance; (b) Gerald R. Mitchell has an employment agreement (extending from year to year) establishing base levels of compensation, and subject to normal compensation reviews; and (c) Raymond F. Chiostri has an employment agreement (through March 31, 1996, with automatic renewal for successive two years periods) providing base compensation based on performance. Messrs. Kirschner and Mitchell also have termination provisions following a change of control, which provide a lump sum payment equal to 1 1/2 times base salary, acceleration of stock options and an 18 month continuation of benefits.

  COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE

    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation of over $1 million paid to any one of the chief executive officer and four other most highly compensated executive officers for any fiscal year. Qualifying performance-based compensation is not subject to the limitation if certain requirements are met. Given current compensation levels of the Company's executive officers, it has been unnecessary for the Board to determine whether to structure the performance-based portion of their compensation in a manner that meets the requirements of
  Section 162(m).

                  Submitted by the Board of Directors:

      Marc S. Hermelin             Victor M. Hermelin
      Alan G. Johnson              Garnet E. Peck

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
          AMONG KV, THE S&P DRUGS INDEX AND THE AMEX COMPOSITE

    Set forth below is a line-graph presentation comparing cumulative stockholder returns for the last five fiscal years on an indexed basis with the AMEX Market Value Index and the S&P Health Care (Drugs) Index, which is a nationally recognized industry standard index that includes Eli Lilly, Merck, Pfizer, Schering-Plough. The graph assumes the investment of $100 in KV Class A and Class B Common Stock, the AMEX Composite Index and the S&P Drugs Index on March 31, 1990, and reinvestment of all dividends. There can be no assurance that KV's stock performance will continue into the future with the same or similar trends depicted in the graph below.


                                        TOTAL RETURN TO STOCKHOLDERS

Measurement Period                   K-V                  Amex Composite               S&P Drugs Index
- ------------------                   ---                  --------------               ---------------
(Fiscal Year Covered)
- ---------------------
Measurement Pt-03/31/90             $100                      $100                           $100
FYE 03/31/91                        $117                      $ 99                           $145
FYE 03/31/92                        $273                      $109                           $176
FYE 03/31/93                        $161                      $117                           $137
FYE 03/31/94                        $161                      $122                           $126
FYE 03/31/95                        $117<F*>                  $128                           $191

<F*> Based on a fiscal year-end closing price of $6.625 per share for both Class A Stock and
     Class B Stock, which compared to a closing price for the Class A Stock of $8.375 per share and Class B Stock of $8.50 per share as of June 23, 1995.

                        TRANSACTIONS WITH ISSUER

    Alan G. Johnson, Secretary and a Director of the Company, is a member of the law firm of Gallop, Johnson & Neuman, L.C., which has been the Company's general counsel for more than the past five years.

            RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Coopers & Lybrand served as the Company's independent public accountants for the fiscal year ended March 31, 1995 and has served in such capacity since February 1974. As of the date of this Proxy Statement, the process of selection by the Board of Directors of the Company's independent public accountants for the current fiscal year ending March 31, 1996 has not been completed. Representatives of Coopers & Lybrand are expected to be present at the annual meeting of shareholders and to be available to respond to appropriate questions. Such representives will have the opportunity to make a statement if they desire to do so.

                              ANNUAL REPORT

    The Annual Report of the Company for fiscal 1995 accompanies this notice.

                  FUTURE PROPOSALS OF SECURITY HOLDERS

    Any shareholder who intends to submit a proposal for consideration at the 1996 annual meeting of shareholders under the applicable rules of the Securities and Exchange Commission must send the proposal so that it reaches the Company's Secretary not later than March 17, 1996. All proposals should be addressed to the Secretary, KV Pharmaceutical Company, 2503 South Hanley Road, St. Louis, Missouri 63144.

                             OTHER BUSINESS

    The Board of Directors knows of no business to be brought before the annual meeting other than as set out above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy thereon in accordance with the judgment of such persons.

                              MISCELLANEOUS

    The Company will bear the cost of the solicitation of proxies. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone or personal contact and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

    Shareholders are urged to mark, sign, date and send in their proxies without delay.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1995 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) WILL BE AVAILABLE TO SHAREHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY, KV PHARMACEUTICAL COMPANY, 2503 SOUTH HANLEY ROAD, ST. LOUIS, MISSOURI 63144.

                            ALAN G. JOHNSON
                            Secretary

  St. Louis, Missouri
  July 14, 1995

                                P R O X Y

                          (CLASS A SHAREHOLDER)

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                       K-V PHARMACEUTICAL COMPANY

                    1995 ANNUAL SHAREHOLDERS' MEETING

    The undersigned shareholder of CLASS A COMMON STOCK of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints VICTOR M. HERMELIN and MARC S. HERMELIN, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Founders Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Friday, August 11, 1995, commencing at 9:00 A.M. Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

  1. ELECTION OF DIRECTOR                 WITHHOLD AUTHORITY / /
     / / FOR the nominee listed below     to vote for the nominee listed below

                             GARNET E. PECK

  2. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.

                       (Continued on Reverse Side)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED
                                 ---
  NOMINEE UNDER PROPOSAL NO. 1.

    The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated July 14, 1995.

  Dated: -----------------, 1995

                                    ...................................
                                                 Signature

                                    ...................................
                                                 Signature

                                    ...................................
                                                 Signature

                                    Please sign name(s) exactly as it
                                    appears on this proxy. In the case
                                    of joint holders all should sign.
                                    If executed by a corporation, the
                                    proxy should be signed by a duly
                                    authorized officer. If executed by
                                    a partnership, this proxy should be
                                    signed by an authorized partner.
                                    Executors, administrators and
                                    trustees should so indicate when
                                    signing.

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. A POSTAGE-PREPAID RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR
  CONVENIENCE.

                                P R O X Y

                          (CLASS B SHAREHOLDER)

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                       K-V PHARMACEUTICAL COMPANY

                    1995 ANNUAL SHAREHOLDERS' MEETING

    The undersigned shareholder of CLASS B COMMON STOCK of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints VICTOR M. HERMELIN and MARC S. HERMELIN, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Founders Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Friday, August 11, 1995, commencing at 9:00 A.M. Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

  1. ELECTION OF DIRECTOR                 WITHHOLD AUTHORITY / /
     / / FOR the nominee listed below     to vote for the nominee listed below

                             GARNET E. PECK

  2. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.

                       (Continued on Reverse Side)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED
                                 ---
  NOMINEE UNDER PROPOSAL NO. 1.

    The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated July 14, 1995.

  Dated: -----------------, 1995

                                    ...................................
                                                 Signature

                                    ...................................
                                                 Signature

                                    ...................................
                                                 Signature

                                    Please sign name(s) exactly as it
                                    appears on this proxy. In the case
                                    of joint holders all should sign.
                                    If executed by a corporation, the
                                    proxy should be signed by a duly
                                    authorized officer. If executed by
                                    a partnership, this proxy should be
                                    signed by an authorized partner.
                                    Executors, administrators and
                                    trustees should so indicate when
                                    signing.

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. A POSTAGE-PREPAID RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR
  CONVENIENCE.